INVENTORY (Details) - USD ($)	Dec. 31, 2020	Dec. 31, 2019
INVENTORY
Used servicable materials	$ 63,277,000	$ 65,335,000
Work-in-process	20,611,000	16,832,000
Whole assets	56,767,000	12,795,000
Inventory, Net, Total	$ 140,655,000	$ 94,962,000